SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 28, 2004


                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


      Colorado                            0-31737                75-2740870
      --------                            -------                ----------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)


                                 111 Richman St.
                           Black Hawk, Colorado 80422
                           --------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 303-582-3600


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS

On May 28, 2004, Windsor Woodmont Black Hawk Resort Corp. (the "Company") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Ameristar Casinos, Inc. (the "Buyer"), pursuant to which the Company will sell substantially all of its assets, which includes the Mountain High Casino in Black Hawk, Colorado (the "Property") to the Buyer for approximately $115 million plus the assumption by Buyer of the Company's liability for approximately $2.4 million principal amount of outstanding Black Hawk Business Improvement District Bonds. The Company will also be entitled to receive contingent payments during the four-year period following the closing of the sale equal to 10% of the Property's earnings before interest, taxes, depreciation, and amortization ("EBITDA") for each year in excess of $17.5 million prior to the opening of a hotel that Buyer proposes to build at the Property and 10% of EBITDA in excess of $24 million for each year following the opening of the hotel. A copy of the Asset Purchase Agreement is being filed with the Commission as an exhibit to this Current Report on Form 8-K.

The Company is currently operating as a debtor-in-possession in a pending Chapter 11 case before the United States Bankruptcy Court for the District of Colorado. The Company's sale of its assets to Buyer will form the basis for the Company's amended plan of reorganization. Closing of the sale of the Company's assets is subject to the confirmation of the amended plan of reorganization by the Bankruptcy Court, the receipt of gaming regulatory approvals, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and other customary closing conditions.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. Each of the exhibits listed below is incorporated herein in its entirety.

Exhibit                                Description
-------                                -----------

10.1 Asset Purchase Agreement, dated as of May 28, 2004, between Ameristar Casinos, Inc. and Windsor Woodmont Black Hawk Resort Corp. (exhibits and schedules omitted)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 4, 2004                       WINSOR WOODMONT BLACK HAWK RESORT CORP.



                                         By: /s/ Michael L. Armstrong
                                         ----------------------------
                                         Michael L. Armstrong, Executive Vice
                                         President, Chief Financial Officer,
                                         Treasurer and Assistant Secretary





                                Index of Exhibits

Exhibit  Description of Exhibit                                 Method of Filing
-------  ----------------------                                 ----------------

10.1     Asset Purchase Agreement, dated as of May 28, 2004,    Filed
         between Ameristar Casinos, Inc. and Windsor Woodmont   electronically
         Black Hawk Resort Corp. (exhibits and schedules        herewith
         omitted)